SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2002


                               Arch Wireless, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-23232/001-14248           31-1358569
-------------------------------    ----------------------    -------------------
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                 File Numbers)        Identification No.)

              1800 West Park Drive, Suite 250
                      Westborough, MA                                 01581
------------------------------------------------------------      --------------
           (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of Arch Wireless, Inc. (the "Registrant"), filed an involuntary petition against AWCI on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, AWCI consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under Chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. The Registrant and its domestic subsidiaries are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

      The Registrant and its domestic subsidiaries filed a Joint Plan of Reorganization with the Bankruptcy Court on January 15, 2002, and filed a Disclosure Statement with respect to the Joint Plan of Reorganization with the Bankruptcy Court on January 18, 2002. On March 11, 2002, the Registrant and its domestic subsidiaries filed a First Amended Joint Plan of Reorganization and a Disclosure Statement to the First Amended Joint Plan of Reorganization with the Bankruptcy Court.

      On May 8, 2002, the Registrant and its domestic subsidiaries filed a First Modification to First Amended Joint Plan of Reorganization (the "First Modification") with the Bankruptcy Court. The First Modification is attached to this Current Report on Form 8-K as Exhibit 2.1, and the information contained in the First Modification is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         EXHIBIT NO.           DESCRIPTION

             2.1 Debtors' First Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 8, 2002.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2002                              ARCH WIRELESS, INC.


                                                 By:  /s/ George W. Hale
                                                    ------------------------
                                                 Name:    George W. Hale
                                                 Title:   Vice President and
                                                          Controller









                                  EXHIBIT INDEX

         EXHIBIT NO.           DESCRIPTION

            2.1            Debtors' First Modification to First Amended Joint
                            Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 8, 2002.